UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 4, 2024
(Date of earliest event reported)

Columbia Banking System, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington	000-20288	91-1422237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 A Street
Tacoma, Washington 98402-2156
(address of Principal Executive Offices)(Zip Code)

(253) 305-1900

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, No Par Value	COLB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ☐ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01	Regulation FD Disclosure.

On March 5, 2024 and March 6, 2024 and at subsequent meetings, Columbia Banking System, Inc. (“Columbia”) intends to provide information to investors about its financial performance and strategic initiatives. Exhibit 99.1 is a copy of the slides that will be posted on Columbia’s website in connection with scheduled webcasts detailed below. The slides, which will be available in the “News & Market Data - Presentations” section of Columbia’s website at www.columbiabankingsystem.com, provide additional details related to Columbia’s current initiatives and its 2024 outlook, including the improvement of operational efficiency.

The slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into Columbia’s filings under the Securities Act of 1933.

In connection with the slides and as part of investor conferences Columbia plans to attend this week, Columbia will participate in scheduled webcast presentations on Tuesday, March 5, 2024, at 9:15 a.m. ET and Wednesday, March 6, 2024, at 4:40 p.m. ET. These webcasts can be accessed in the “News & Market Data – Event Calendar” section of Columbia’s website. Columbia expects replays of each webcast presentation to be available for up to 90 days after the original webcast date.

This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Columbia’s management’s current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Columbia’s Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the Securities and Exchange Commission and is available in the “Quarterly Results” section of Columbia’s website and on the Securities and Exchange Commission’s website (www.sec.gov). Columbia does not undertake to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d)	EXHIBITS
99.1 Investor Presentation of Columbia Banking System, Inc., dated March 4, 2024
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Banking System, Inc. (Registrant)

Dated: March 4, 2024	By:/s/ Kumi Yamamoto Baruffi Kumi Yamamoto Baruffi General Counsel